UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2020
FASTLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38897	27-5411834
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

475 Brannan Street, Suite 300
San Francisco, CA 94107
(Address of principal executive offices) (Zip code)
(844) 432-7859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00002 par value	“FSLY”	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                   Entry into a Material Definitive Agreement.

On August 26, 2020, Fastly, Inc. (“Fastly”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with One Fish, Inc., a Delaware corporation and a wholly owned subsidiary of Fastly (“One Fish”), Two Fish, LLC, a Delaware limited liability company and a wholly owned subsidiary of Fastly (“Two Fish”), Signal Sciences Corp., a Delaware corporation (the “Company”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Company securityholders.

Pursuant to the terms of the Merger Agreement, One Fish will merge with and into the Company (the “First Merger”), and upon consummation of the First Merger, One Fish will cease to exist and the Company will become a wholly owned subsidiary of Fastly. As part of the same overall transaction, promptly after the First Merger, the surviving entity of the First Merger will merge with and into Two Fish (the “Second Merger”), and upon consummation of the Second Merger, the surviving entity of the First Merger will cease to exist and Two Fish will survive the Second Merger and continue to exist as a wholly owned subsidiary of Fastly.

Upon consummation of the transactions contemplated by the Merger Agreement (the “Closing”), all outstanding shares of Company capital stock, options to purchase Company capital stock and warrants to purchase Company capital stock will be cancelled in exchange for aggregate consideration of $775,000,000, subject to certain adjustments, consisting of up to $200,000,000 in cash and the balance in shares of Class A Common Stock of Fastly, par value $0.00002 per share (“Fastly Class A Common Stock”) (the “Stock Consideration”); provided, that (a) unvested options to purchase Company capital stock held by employees of the Company who remain or become employees of Fastly or any of its subsidiaries following the Closing will be assumed by Fastly or substituted with a corresponding stock option of Fastly to purchase shares of Fastly Class A Common Stock and (b) all unvested options to purchase Company Stock held by any former employees will be cancelled for no consideration. The number of shares issued in connection with the Stock Consideration will be calculated based on the volume-weighted average price of a share of Class A Common Stock over the ten (10) consecutive trading day period ended on and including the third trading day immediately prior to the date of the Closing; provided, that for purposes of such determination, the parties agreed (i) upon a reference price of $83.3103, based on the volume-weighted average price of a share of Class A Common Stock over the ten (10) consecutive trading day period ended on the trading day immediately prior to the date of the Merger Agreement, and (ii) in no event will the deemed price per share of Class A Common Stock for purposes of such calculation be less than eighty percent of such reference price (or $66.6482) or greater than one hundred and ten percent of such reference price (or $91.6413). In addition, Fastly will establish a retention pool in an aggregate amount of $50,000,000 in the form of restricted stock units covering shares of Fastly Class A Common Stock that will be granted to certain Company employees in accordance with the terms of the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants by Fastly and the Company. A portion of the aggregate consideration will be held in escrow to secure the indemnification obligations of the Company securityholders. The Closing is subject to customary closing conditions, including regulatory approvals, and is expected to occur in 2020. Under the terms of the Merger Agreement, Fastly has agreed to file a Resale Registration Statement on Form S-3 covering the resale of the shares of Fastly Class A Common Stock to be issued to eligible Company securityholders (the “Resale Registration Statement”).

Either Fastly or the Company may terminate the Merger Agreement if the Closing has not occurred on or before November 24, 2020 (or January 23, 2021 if, as of November 24, 2020, all closing conditions have been completed except for the receipt of certain regulatory approvals).

Fastly intends to issue the shares of Fastly Class A Common Stock described herein in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which will be filed as an exhibit on the earlier to be filed following the Closing of (i) Fastly’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2020 and (ii) the Resale Registration Statement.

Forward Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including the expected completion of the transactions contemplated by the Merger Agreement and the time frame in which this will occur. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, regulatory approval of the acquisition of the Company or that other conditions to the Closing may not be satisfied, the potential impact on the business of the Company due to the announcement of the acquisition, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Fastly’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements included herein are made only as of the date hereof, and Fastly undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 3.02                   Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01                   Other Events.

On August 27, 2020, Fastly issued a press release announcing that it had entered into the Merger Agreement. The press release is furnished herewith as Exhibit 99.1.

Item 9.01                   Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated August 27, 2020
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 1.01)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTLY, INC.

Dated:	August 27, 2020	By:	/s/ Adriel Lares
Adriel Lares
Chief Financial Officer